As filed with the Securities and Exchange Commission on January 8, 2008

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-4840

The Tocqueville Trust
(Exact name of registrant as specified in charter)

The Tocqueville Trust
40 W. 57th Street, 19th Floor
New York, NY 10019
(Address of principal executive offices) (Zip code)

Robert W. Kleinschmidt, President
The Tocqueville Trust
40 W. 57th Street, 19th Floor
New York, NY 10019
(Name and address of agent for service)

212-698-0800
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  October 31, 2007

Item 1. Report to Stockholders.

ANNUAL REPORT
October 31, 2007

The Tocqueville Trust
Mutual Funds

The Tocqueville Fund
The Tocqueville Small Cap Value Fund
The Tocqueville International Value Fund
The Tocqueville Gold Fund

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of The Tocqueville Trust. Please call 1-800-697-FUND (3863) for a free prospectus. Read it carefully before you invest.

You are invited to visit our website @ www.tocquevillefunds.com

Dear Fellow Shareholder,

Recent months have seen the development of one of the more serious credit crises in recent history. It is serious not only because of the bursting of the real estate bubble and the rise of defaults on mortgages—especially the lower-quality kind labeled as “sub-prime.” What makes it even more potent is the possible domino effect of this crisis on other, sometimes remote areas of the global credit market.

Part of the uncertainty is due to the fact that the original mortgages have been packaged and “securitized” into new financial instruments, sometimes very complex ones, which were sold to the public, hedge funds, foreign government agencies, etc. Today, no one fully knows who owns these securities or, more importantly, with whom to re-negotiate the terms of the original mortgages to avoid massive defaults.

When an investment fund needs to raise money, if the sub-prime related securities it owns are either not saleable for lack of bids or simply impossible to price accurately in a “frozen” market, it sells “what it can sell”, i.e. some other security that is more liquid. As a result, some of the casualties of the sub-prime crisis had little or nothing to do with sub-prime lending.

This was the proximate cause of the corrections observed in stock markets around the world in recent months—with the timing depending on location and perceived linkage to Wall Street. No easy or early solution seems in sight.

At the same time, most of the developed economies (Europe, Japan, and United States) have been giving signs of slowing down. In the United States, a number of economic models that have proven useful in the past, while not yet predicting recession outright are very close to giving such a signal.

The big question these days is whether the developing economies (China, India, Russia, Latin America) have developed enough domestic momentum to continue growing even in the face of a U.S. recession.

While no one knows the answer to these questions, investment excesses usually correct themselves either through the amplitude of the subsequent correction, or its duration. It seems to me that, so far, the corrections suffered by the majority of stock markets have been insufficient to reflect the additional uncertainties that have come into focus in recent months.

Thus, I am afraid that investors will need some more patience before the investment horizon clears. But, as we often repeat: “if you do not look for investment ideas, you are unlikely to find any.” So we, at Tocqueville, keep looking.

With best wishes for the New Year to all our shareholders, including the members of our Board of Trustees, who are all shareholders of the Tocqueville Trust. And, as always, grateful thanks to everyone for their loyalty and support.

Respectfully,

François Sicart
Chairman

Annual Report                                1

The Tocqueville Fund

Dear Fellow Shareholder,
For the fiscal year ending October 31, 2007, the Tocqueville Fund generated a return of 19.43% compared with a 14.56% return for the S&P 500, the index against which we are most often compared.
During Fiscal 2007 our performance was aided by some familiar names in the portfolio. Murphy Oil, our largest position, is also the one we have held longest; more than fifteen years, in fact. Despite that, Murphy was the single most influential position in the portfolio last year, contributing more than 1.75% to the total return. Other significant contributors to returns were more recent additions: Cleveland Cliffs (which added 1.38% ) and Schlumberger (1.04%). Not all of our most significant successes were in the energy and basic material sectors. Takeovers in Dow Jones (which added 1.28%) and Pharmion (0.98%) were important as well, as were technology stocks like Juniper Systems (1.0%), Microsoft (0.87%), Cisco Systems (0.87%) , EMC (0.83%) and Intel (0.75%), stocks we purchased earlier in the decade and added to in the previous fiscal year when they were deeply out of favor.
As important as these winning positions, indeed, much more important in my view, was the lack of any significant detractors from our performance. Only two stocks cost the Fund as much as a half of a percent in its performance: MGIC (-0.55%), the leading mortgage insurance company, a recent purchase that has since recovered, and Mitsubishi Financial (-0.58%), Japan’s largest bank and a long time holding in the Fund. It, too, has partially recouped its losses from last year as of this date. As we have often pointed out in previous letters, the key to successful investing is not to lose money! Our results in the recent fiscal year confirms the wisdom of that adage.
Fiscal 2007 is the eighth consecutive fiscal year in which the Fund outperformed its bench mark. As I mentioned in last year’s letter, that record, though gratifying, could be an accident of the calendar. Far more important is the cumulative record over this period. Over the past eight years, the Fund has returned 121.08% while the overall market, as measured by the S&P 500 has gained 29.51%. Of course, in the frothy two year period just before the new millennium (calendar 1998 and 1999) our investment principles proved too conservative and the Fund substantially underperformed its benchmark, returning 11.87% versus 55.63% for the benchmark. In an ebullient market like the one in 1998 and 1999 we would not be surprised if the Fund were to underperform the benchmark again. As long term investors, we are less concerned with one year results than with investment returns over a longer cycle. Our ten year record which includes periods of both superior and inferior relative performance shows a return of 138.59% compared with 98.60% for the benchmark.
Again, as noted in last year’s letter, outperforming a benchmark is nice, but it is not our primary investment objective. Long-term capital appreciation is, and we try to accomplish this by limiting our exposure to disappointments in the stocks that we own. It is our belief that purchasing and holding the shares of good quality companies when they are out of favor and depressed in price can be a rewarding long term investment strategy and one that minimizes (to the extent possible) downside risk and nerve wracking volatility. This type of investing, which we call contrarian value requires not only patience, but a willingness to lean against the comfortable consensus.
Longtime shareholders will recognize the tendency of the Fund to be most heavily positioned in shares which defy the conventional wisdom and underrepresented, if invested at all, in companies where everyone knows the outlook is favorable. Recently the sectors that we believe are most out-of-favor are the housing and related mortgage industries, sectors we studiously avoided when the housing market was red hot only a few years ago. Now, however, we believe opportunities are emerging in this area as investors panic and we expect to initiate or add to positions in companies like Fannie Mae, MGIC and Moody’s, to name a few, in the months ahead. In so doing we will continue to lighten up on names in the energy, materials and technology sectors that have served us so well in the past several years, but whose sterling investment merits have now become the conventional wisdom.
The outlook for the coming year is, as usual, highly uncertain. In addition to all the obvious concerns: oil prices, the housing crisis, the declining dollar, uncertainty in the Middle East, and terrorism; 2008 is also an election year. The market has not yet seemed to focus on the implications of a changeover in government a mere twelve months hence, but I expect it shall sometime in the coming months. How the election plays out could well have profound implications for fiscal policy, taxes, and trade, all of which can affect the market. The stock market hates uncertainty and that is what we are likely to have for awhile until these issues clarify. So while I do not expect clear sailing, I am confident that our approach of seeking values where others see problems and uncertainty will continue to serve us well.
As one of its largest individual investors, as well as its manager, I thank you for your support and loyalty to the Tocqueville Fund.

Sincerely,

Robert W. Kleinschmidt
Portfolio Manager

2        October 31, 2007

The Tocqueville Fund

This chart assumes an initial gross investment of $10,000 made on 10/31/97. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
The Standard & Poor’s 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

AVERAGE ANNUAL RATE OF RETURN (%)
FOR PERIODS ENDED OCTOBER 31, 2007

	1 Year	3 Year	5 Year	10 Year
Tocqueville Fund—Net Asset Value	19.43%	17.73%	19.98%	9.09%
Tocqueville Fund—Load*	19.43%	17.73%	19.98%	8.64%
Standard & Poor’s 500 Stock Index	14.56%	13.16%	13.88%	7.10%
*           Effective February 1, 2000, the Fund eliminated its sales load.

Annual Report                                3

The Tocqueville Small Cap Value Fund

Dear Fellow Shareholder,

During the fiscal year ended October 31, 2007 the Tocqueville Small Cap Value Fund posted a gain of 8.42% compared to the Russell 2000 Index return of 9.27% for that same period of time. As indicated in the past, our goal is to achieve long-term capital appreciation for our shareholders while employing a modest amount of risk.

Equity markets around the world advanced during the first six months of 2007 as investors envisioned a prolonged cycle of global prosperity which, in theory, would be fueled by the staggering amount of wealth created by the boom in natural resource pricing and the emergence of China as an economic powerhouse. In fact, many economists predicted that the BRIC (Brazil, Russia, India and China) economies would soon eclipse the United States as the primary force within the global economy. While these and other economies prospered, the U.S. dollar continued its slow decline as currency traders calculated the ever increasing debt load carried by the United States and the burgeoning cost of maintaining military actions in Iraq and Afghanistan.

Domestically, consumer sentiment continued to remain strong during the first half of the year even though energy prices and higher interest rates appeared to threaten the budgets and disposable income available to the average American consumer. However, by August consumers began to retrench as turbulence in the credit markets made front page news and sub-prime mortgage debt became the contagion that would impact financial institutions around the world. U.S. Equity markets swooned in response to the prospect of a financial crisis and fears concerning a real estate collapse grew with each newscast.

We believe that equity markets will stabilize when and if it becomes clear that the U.S. economy can avoid a protracted credit crunch. Although the actions of the Federal Reserve continue to extend the decline in the dollar relative to other currencies, current government policy is exclusively designed to rescue the U.S. consumer from self-inflicted debt loads. We recognize that Fed policy is unlikely to stem the decline in real estate markets but it may keep the consumer comfortable enough to maintain retail spending until adequate liquidity returns to financial markets and the institutions that provide credit around the world. Of course, if unemployment in the United States escalates in any statistically significant manner then we believe the forecast for economic growth becomes quite bleak.

Globally, there are signs that economic expansion will continue in emerging markets but developed economies should follow the slow growth pattern in the United States. We feel that overseas activity may positively diverge from the trend in the U.S. for a brief period of time but if the American economy drifts into recession then a global retreat will likely soon follow.

The Tocqueville Small Cap Value Fund searches for companies that are undervalued and generally out of favor which leads us away from certain sectors during periods of rapid economic acceleration. As a result, the Fund held only two positions in the financial services sector during 2007 and very few companies that were related to housing. The majority of the Fund’s performance was driven by our holdings in health care, technology and the energy sector. We continue to search for prudent values in the medical technology, energy and consumer staples sectors maintaining the investment discipline that has characterized the Fund in the past.

Sincerely,

Joseph Zock
Portfolio Manager

4        October 31, 2007

The Tocqueville Small Cap Value Fund

This chart assumes an initial gross investment of $10,000 made on 10/31/97. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

AVERAGE ANNUAL RATE OF RETURN (%)
FOR PERIODS ENDED OCTOBER 31, 2007
	1 Year	3 Year	5 Year	10 Year
Tocqueville Small Cap Value Fund—Net Asset Value	8.42%	8.00%	14.04%	9.69%
Tocqueville Small Cap Value Fund—Load*	8.42%	8.00%	14.04%	9.24%
Russell 2000 Index	9.27%	13.69%	18.67%	8.01%
*           Effective February 1, 2000, the Fund eliminated its sales load.

Annual Report                                5

The Tocqueville International Value Fund

Dear Fellow Shareholder,

For the twelve months ended October 31, 2007, the Tocqueville International Value Fund’s total U.S. dollar return was 15.29%. In the same period, the Morgan Stanley EAFE Index, the index against which we are most often compared, had a total U.S. dollar return of 25.43%.

The fiscal year was marked by the ascendancy of emerging markets and the decline of the U.S. dollar. During the fiscal year, the European BE 500 index increased by 13.22% in local currency terms and the Japanese Nikkei 225 increased by 3.09% in local currency terms, while the Morgan Stanley Far East increased by 49.90%. Indonesia, India and Brazil all rose more than 60%, while China was up over 200%. This rise in emerging markets reflects strong growth in corporate earnings and improving government finances, but also more menacingly a radical revision downward of the risk that investors attribute to emerging market cash flows. The Euro increased by 13.50% against the U.S. dollar and the Japanese Yen increased by 1.30%, as currency markets penalized the U.S. dollar in response to a large U.S. current account deficit, profligate real estate lending practices, and an expected slowdown in U.S. economic growth and interest rates. As per our mandate, our holdings have been concentrated in developed Europe and Japan, and to a lesser extent Asia.

During the period, we had substantial contributions from several positions, including Finnish telecom equipment provider Nokia, Brazilian iron ore producer CVRD, Canadian aluminum producer Alcan, which was taken over by Rio Tinto, Israeli agricultural chemical producer Maktheshim-Agan, Japanese software companies Tecmo and Capcom, Thai media leader BEC World, and Anglo Dutch consumer products group Unilever. While our absolute returns were acceptable, we did not keep pace with the Morgan Stanley EAFE Index due to our large exposure to Japan and our portfolio composition in Europe. Our holdings in Japan fit well with the risk/reward profile we seek for our investors and in the aggregate produced gains that outpaced the market there. In Europe, we have had a large exposure to media and pharma sectors which are overcapitalized and rich in cash flow, but were largely ignored by investors due to their low growth characteristics; and we have had a relatively small exposure to telecoms and utilities, which performed well again this year. We succeeded in avoiding costly mistakes during the year, an essential element of our investment strategy of capital preservation.

As you are aware, our investment objective is long-term capital appreciation consistent with preservation of capital. We seek to achieve this by investing in stocks that are cheap relative to intrinsic value and underappreciated by the consensus of investors. In measuring our performance, we review our returns in absolute terms over the course of an economic cycle. During the 6 years that this team has been shepherding the Fund, we have earned a total U.S. dollar return of 201.23%. To put this in context, our return compares with 152.31% for the Morgan Stanley EAFE Index.

As we look forward we see both risk and opportunity. Going into this past fiscal year, the availability of cheap financing helped spur record volumes of mergers and acquisitions, which became an important engine of value realization in the equity markets. The financing crisis in the U.S. has led to a contraction of credit, reducing mergers and acquisitions activity and contributing to a likely slowdown in U.S. economic growth. While growth is more healthy in many non-U.S. economies, a U.S. slowdown will likely have its impact on global growth. Further, higher commodity prices and tighter labor markets are producing cost increases that could impact corporate profit margins. The low risk premium and high valuations given to emerging markets produce an increased risk of a significant correction in prices there. And there are numerous other risks ranging from high oil prices to geopolitical issues in the Middle East.

On the other hand, we view the longer term economic fundamentals as healthy, driven by growing prosperity in emerging economies and continuous improvements in productivity globally. Further, the increase in equity market volatility of recent months has had the effect of punishing the share prices of some very good business franchises, creating compelling investment opportunities. We expect global growth to slow near-term, for the dollar to weaken against Asian currencies, but stabilize against European and commodity currencies. Export industries outside the U.S. may suffer for a period, but the service and consumer sectors should remain quite healthy. Moreover, the need for transport, energy and other infrastructure is growing unabated.

6        October 31, 2007

We continue to find attractive investment opportunities in areas that are out of favor with the majority of investors. One such area is aerospace and defense companies in Europe, where strong underlying business fundamentals have been masked by the increase in the value of the Euro against the U.S. dollar. Examples are Airbus parent EADS and Swedish defense electronics firm SAAB. Another area is financials, where several high quality franchises have been re-rated downward in connection with the U.S. sub-prime lending crisis. We have begun to accumulate shares of financial powerhouses like Unicredito of Italy and UBS of Switzerland at, what we believe to be, very attractive valuations vis-à-vis long term earnings power. We retain a substantial exposure to the theme of corporate restructuring in Japan, to infrastructure related businesses globally, and to the consumer in Asia.

We continue to employ our investment discipline, seeking to discover fundamentally attractive companies that are out of favor and undervalued to provide our investors with above average long-term returns with below average risk. We are invested along with you and we appreciate your loyalty to our Fund and our investment approach.

Sincerely,

James Hunt                                                                                    Francois Sicart
Portfolio Manager                        Portfolio Manager

Annual Report                                7

The Tocqueville International Value Fund

This chart assumes an initial gross investment of $10,000 made on 10/31/97. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged market-capitalization-weighted index composed of companies representative of the market structure of 20 Developed Market Countries in Europe, Australia, Asia and the Far East.

AVERAGE ANNUAL RATE OF RETURN (%)
FOR PERIODS ENDED OCTOBER 31, 2007

	1 Year	3 Year	5 Year	10 Year
Tocqueville International Value Fund—Net Asset Value	15.29%	18.61%	24.74%	9.43%
Tocqueville International Value Fund—Load*	15.29%	18.61%	24.74%	8.99%
Morgan Stanley EAFE Index	25.43%	23.96%	23.71%	9.64%
*           Effective February 1, 2000, the Fund eliminated its sales load.

8        October 31, 2007

The Tocqueville Gold Fund

Dear Fellow Shareholder,

During the fiscal year ending October 31, 2007, the Tocqueville Gold Fund returned 38.35% vs. 38.51% for the benchmark XAU (Philadelphia Stock Exchange index of gold and silver shares) and 14.56% for the S&P 500.

Fiscal 2007 has been action-packed and most satisfying for those of us invested in gold and shares of companies in the gold industry (“gold shares”). I believe the breakdown of structured finance in July and August offered a glimpse of the potential for financial catastrophe and it provided the gold market something that has been missing for the past several years—an element of palpable fear in the financial markets.

Gold and gold shares sold off initially during the August scare, demonstrating that whatever can be sold to meet margin calls will be sold. However, after an initial bout of severe selling, gold and then gold shares recovered to new highs at the end of the third quarter.

During September, we believe that Central Bankers showed their true colors by abandoning any pretense of monetary discipline. The Fed’s emergency rate cut of 50 basis points was notable in itself. It was almost a given based on the financial market havoc caused by structured debt instruments during August. The real eye-popper, however, was the pirouette by the Bank of England in dealing with the demise of Northern Rock, the aggressive UK mortgage lender that experienced a bank run in early September. After months of adopting an aggressive “no bailout” stance, the Bank did a u-turn and provided unlimited funding to Northern Rock and its beleaguered depositors whose unrest required battalions of police to exercise crowd control tactics. Shortly thereafter, “Swervin’ Mervyn” King, governor of the Bank of England, proclaimed that all depositors in the UK banking system would be fully guaranteed by the government.

Within minutes of the Fed rate cut in September, the gold price jumped to 27 year highs easily eclipsing the previous multi-decade high achieved in May of 2006. As of this writing, the metal shows little sign of fatigue despite surpassing the $700/oz barrier and then the historic $800/oz barrier within the space of a few weeks.

Homeless dollars in the coffers of foreign central banks are being recycled and mobilized into “sovereign country funds” totaling $2 trillion whose mandate is to convert U.S. treasury holdings into strategic assets. A buying spree by such funds could well lie ahead and we believe it will not be long before this vast pool of liquidity gravitates in some way to gold.

We believe the outlook for gold is positive, yet, it is not surprising that so few are positioned to take advantage of the opportunity that lies ahead. Our take on sentiment is that while the good performance of gold and gold shares has attracted favorable commentary in the financial media, very few have acted accordingly. The volatility of gold and gold shares appears to keep most on the sidelines. To the majority of investors, gold is a “fringe strategy” that is better included in a “tangible asset” theme that would encapsulate a broad range of commodities. The folly of this approach in our view will become apparent in any economic disruptions brought about by instability of the financial system which is all too evident.

Much of the portfolio of the Tocqueville Gold Fund consists of mid to smaller capitalization shares of companies engaged in exploration and mine building. We view such companies as takeover candidates for the larger cap mining companies that are struggling to maintain or add to reserves and production. From time to time, the shares of such companies underperform those of larger cap mining stocks that are more immediately responsive to major moves in the gold price, as has been the case this year. We believe that once higher share prices are reflected in the valuations of large cap stocks, their buying power is enhanced and that is eventually reflected in valuations of the smaller and mid cap shares. The process is not instantaneous, however, and there is necessarily a lag in the process. For this reason, the Tocqueville Gold Fund has underperformed the benchmark index this year. However, historically, there has typically been a catch up with the big cap stocks. We are not smart enough to figure out when to be in large cap and when to be in small cap stocks. Therefore, we will stick with what has been successful for us historically and hope that this strategy will continue to produce satisfactory results.

Sincerely,

John C. Hathaway
Portfolio Manager

Annual Report                                9

The Tocqueville Gold Fund

This chart assumes an initial gross investment of $10,000 made on 6/29/98 (commencement of operations). Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
In 2003 and 2006, the performance of The Tocqueville Gold Fund was achieved during a period of unusually favorable market conditions. Such performance may not be sustainable.
The Philadelphia Stock Exchange Gold and Silver Index is an unmanaged capitalization-weighted index which includes the leading companies involved in the mining of gold and silver.
The Standard & Poor’s 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

AVERAGE ANNUAL RATE OF RETURN (%) FOR PERIODS ENDED OCTOBER 31, 2007

				Since inception
	1 Year	3 Year	5 Year	6/29/1998
Tocqueville Gold Fund—Net Asset Value	38.35%	30.87%	32.31%	25.51%
Tocqueville Gold Fund—Load*	38.35%	30.87%	32.31%	24.94%
Philadelphia Stock Exchange Gold and Silver Index	38.51%	23.46%	25.79%	12.52%
Standard & Poor’s 500 Stock Index	14.56%	13.16%	13.88%	5.06%
*           Effective February 1, 2000, the Fund eliminated its sales load.

10          October 31, 2007

Expense Example—October 31, 2007
As a shareholder of The Tocqueville Trust (the “Funds”), you incur ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (May 1, 2007-October 31, 2007).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report                                11

Expense Example Tables
The Tocqueville Fund

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2007 -
	May 1, 2007	October 31, 2007	October 31, 2007
Actual	$1,000.00	$1,091.70	$6.59
Hypothetical (5% return before expenses)	1,000.00	1,018.90	6.36
*    Expenses are equal to the Fund’s annualized expense ratio of 1.25%, mutiplied by the average account value over the period, muliplied by 184/365 to reflect the one-half year period.

The Tocqueville Small Cap Value Fund

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2007 -
	May 1, 2007	October 31, 2007	October 31, 2007
Actual	$1,000.00	$1,012.30	$6.70
Hypothetical (5% return before expenses)	1,000.00	1,018.55	6.72
*  Expenses are equal to the Fund’s annualized expense ratio of 1.32%, mutiplied by the average account value over the period, muliplied by 184/365 to reflect the one-half year period.

The Tocqueville International Value Fund

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2007 -
	May 1, 2007	October 31, 2007	October 31, 2007
Actual	$1,000.00	$1,041.70	$8.18
Hypothetical (5% return before expenses)	1,000.00	1,017.19	8.08
*  Expenses are equal to the Fund’s annualized expense ratio of 1.59%, mutiplied by the average account value over the period, muliplied by 184/365 to reflect the one-half year period.

The Tocqueville Gold Fund

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2007 -
	May 1, 2007	October 31, 2007	October 31, 2007
Actual	$1,000.00	$1,208.70	$7.91
Hypothetical (5% return before expenses)	1,000.00	1,018.05	7.22
*    Expenses are equal to the Fund’s annualized expense ratio of 1.42%, mutiplied by the average account value over the period, muliplied by 184/365 to reflect the one-half year period.

12          October 31, 2007

The Tocqueville Fund
Financial Highlights

	Years Ended October 31,
Per share operating performance
(For a share outstanding throughout theyear)	2007	2006	2005	2004	2003

Net asset value, beginning of year	$24.25	$22.17	$20.43	$17.99	$13.42
Investment Operations:
Net investment income	0.18	0.14	0.15	0.05	0.02
Net realized and unrealized gain	4.53	4.33	2.53	2.41	4.55
Total from investment operations (1)	4.71	4.47	2.68	2.46	4.57
Dividends and distributions to shareholders:
Dividends from net investment income	(0.03)	(0.22)	(0.12)	(0.02)	—
Distributions from net realized gains	—	(2.17)	(0.82)	—	—
Total dividends and distributions	(0.03)	(2.39)	(0.94)	(0.02)	—
Change in net asset value for the year	4.68	2.08	1.74	2.44	4.57
Net asset value, end of year	$28.93	$24.25	$22.17	$20.43	$17.99
Total return	19.4%	20.5%	13.4%	13.7%	34.1%

Ratios/supplemental data
Net assets, end of year (000)	$523,878	$392,495	$175,791	$145,435	$149,497
Ratio to average net assets:
Expenses (2)	1.25%	1.30%	1.34%	1.34%	1.40%
Net investment income (2)	0.69%	0.68%	0.68%	0.25%	0.17%
Portfolio turnover rate	39%	32%	45%	40%	32%

(1)
Total from investment operations per share includes redemption fees of $0.002, $0.002, $0.003, $0.001 and $0.000 per share for the five years ended October 31, 2007, 2006, 2005, 2004, and 2003, respectively.

(2)	Net of fees waived amounting to 0.01% and 0.07% of average net assets for the two years ended October 31, 2007 and 2003, respectively.

The accompanying notes are an integral part of these financial statements.

Annual Report                                13

The Tocqueville Small Cap Value Fund
Financial Highlights

	Years Ended October 31,
Per share operating performance	2007	2006	2005	2004	2003
(For a share outstanding throughout the year)
Net asset value, beginning of year	$18.04	$16.58	$16.11	$18.83	$12.18
Investment Operations:
Net investment income (loss)	0.11	(0.07)	(0.13)	(0.11)	(0.08)
Net realized and unrealized gain	1.26	1.53	1.26	0.21	6.73
Total from investment operations (1)	1.37	1.46	1.13	0.10	6.65
Distributions to shareholders:
Distributions from net realized gains	(2.17)	—	(0.66)	(2.82)	—
Total distributions	(2.17)	—	(0.66)	(2.82)	—
Change in net asset value for the period	(0.80)	1.46	0.47	(2.72)	6.65
Net asset value, end of year	$17.24	$18.04	$16.58	$16.11	$18.83
Total return	8.4%	8.8%	6.8%	(1.0)%	54.6%
Ratios/supplemental data
Net assets, end of year (000)	$49,543	$52,701	$57,576	$75,005	$73,518
Ratio to average net assets:
Expenses	1.32%	1.34%	1.39%	1.41%	1.36%
Net investment income (loss)	0.63%	(0.38)%	(0.67)%	(0.61)%	(0.48)%
Portfolio turnover rate	90%	45%	30%	19%	65%

(1)
Total from investment operations per share includes redemption fees of $0.001, $0.015, $0.006, $0.02 and $0.03 per share for the five years ended October 31, 2007, 2006, 2005, 2004 and 2003, respectively.

The accompanying notes are an integral part of these financial statements.

14          October 31, 2007

The Tocqueville International Value Fund
Financial Highlights

	Years Ended October 31,
Per share operating performance	2007	2006	2005	2004	2003
(For a share outstanding throughout the year)
Net asset value, beginning of year	$16.72	$16.06	$13.10	$10.90	$7.27
Investment Operations:
Net investment income	0.08	0.27	0.04	0.09	0.06
Net realized and unrealized gain	2.25	2.30	3.00	2.15	3.58
Total from investment operations (1)	2.33	2.57	3.04	2.24	3.64
Dividends and distributions to shareholders:
Dividends from net investment income	(0.27)	(0.05)	(0.08)	(0.04)	(0.01)
Distributions from net realized gains	(2.30)	(1.86)	—	—	—
Total dividends and distributions	(2.57)	(1.91)	(0.08)	(0.04)	(0.01)
Change in net asset value for the year	(0.24)	0.66	2.96	2.20	3.63
Net asset value, end of year	$16.48	$16.72	$16.06	$13.10	$10.90
Total return	15.3%	17.4%	23.3%	20.6%	50.1%
Ratios/supplemental data
Net assets, end of year (000)	$219,220	$225,234	$215,711	$196,424	$129,875
Ratio to average net assets:
Expenses	1.59%	1.61%	1.66%	1.71%	1.77%
Net investment income	0.49%	1.49%	0.29%	0.85%	0.72%
Portfolio turnover rate	49%	39%	35%	43%	55%

(1)
Total from investment operations per share includes redemption fees of $0.002, $0.011, $0.003, $0.01 and $0.005 per share for the five years ended October 31, 2007, 2006, 2005, 2004 and 2003, respectively.

The accompanying notes are an integral part of these financial statements.

Annual Report                                15

The Tocqueville Gold Fund
Financial Highlights

	Years Ended October 31,
Per share operating performance
	2007	2006	2005	2004	2003
(For a share outstanding throughout the year)
Net asset value, beginning of year	$51.41	$35.51	$34.84	$34.71	$20.49
Investment Operations:
Net investment loss	(0.30)	(0.22)	(0.33)	(0.33)	(0.14)
Net realized and unrealized gain	18.52	18.21	2.36	1.04	15.41
Total from investment operations (1)	18.22	17.99	2.03	0.71	15.27
Dividends and distributions to shareholders:
Dividends from net investment income	(0.22)	—	—	(0.03)	—
Dividends from net realized gains	(5.05)	(2.09)	(1.36)	(0.55)	(1.05)
Total distributions	(5.27)	(2.09)	(1.36)	(0.58)	(1.05)
Change in net asset value for the year	12.95	15.90	0.67	0.13	14.22
Net asset value, end of year	$64.36	$51.41	$35.51	$34.84	$34.71
Total return	38.4%	52.5%	6.2%	2.0%	77.3%
Ratios/supplemental data
Net assets, end of year (000)	$1,231,475	$833,254	$538,492	$539,190	$433,554
Ratios to average net assets:
Expenses	1.42%	1.50%	1.59%	1.58%	1.68%
Net investment loss	(0.81)%	(0.51)%	(0.97)%	(1.11)%	(0.77)%
Portfolio turnover rate	26%	30%	27%	24%	40%

(1)
Total from investment operations per share includes redemption fees of $0.028, $0.06, $0.02, $0.09 and $0.05 per share for the five years ended October 31, 2007, 2006, 2005, 2004 and 2003, respectively.

The accompanying notes are an integral part of these financial statements.

16          October 31, 2007

The Tocqueville Fund
Schedule of Investments as of October 31, 2007

Common Stocks—96.4%	Shares	Value
Aerospace & Defense—1.0%
European Aeronautic Defense and
Space Co.(b)	150,000	$5,093,069
Air Freight & Logistics—1.1%
United Parcel Service, Inc.	75,000	5,632,500
Automobiles—0.9%
Tata Motors Ltd. ADR(b)	241,200	4,751,640
Beverages—3.4%
Anheuser-Busch Companies, Inc.	200,000	10,256,000
The Coca-Cola Co.	100,000	6,176,000
Koninklijke Grolsch N.V.(b)	41,500	1,635,714
		18,067,714
Biotechnology—2.3%
Amgen, Inc.(a)	100,000	5,811,000
Pharmion Corp.(a)	125,000	6,015,000
		11,826,000
Capital Markets—0.9%
The Bank of New York Co., Inc.	94,340	4,608,509
Chemicals—4.2%
Bayer AG(b)	25,000	2,083,726
EI Du Pont de Nemours & Co.	250,000	12,377,500
W.R. Grace & Co.(a)	250,000	7,400,000
		21,861,226
Commercial Banks—4.6%
East West Bancorp, Inc.	65,000	2,193,100
First Midwest Bancorp Inc/IL	41,200	1,387,616
HSBC Holdings PLC ADR(b)	25,703	2,557,964
Marshall & Ilsley Corp.	35,000	1,494,500
Mitsubishi Ufj Financial Group, Inc.
ADR(b)	1,000,000	9,960,000
Wilmington Trust Corp.	75,000	2,727,750
Zions Bancorporation	60,000	3,546,600
		23,867,530
Commercial Services & Supplies—2.3%
Avery Dennison Corp.	50,000	2,895,000
H&R Block, Inc.	250,000	5,450,000
Steelcase, Inc.	214,000	3,824,180
		12,169,180
Communications Equipment—6.9%
Cisco Systems, Inc.(a)	400,000	13,224,000
Corning, Inc.	375,000	9,101,250
Juniper Networks, Inc.(a)	225,000	8,100,000
Nokia Oyj ADR(b)	150,000	5,958,000
		36,383,250
Computers & Peripherals—1.2%
EMC Corp.	250,000	6,347,500

Common Stocks (continued)	Shares	Value
Construction Materials—0.7%
Cemex S.A. de C.V. ADR(b)	115,600	$3,545,452
Containers & Packaging—1.2%
Sonoco Products Co.	200,000	6,184,000
Diversified Financial Services—2.5%
CIT Group, Inc.	100,000	3,524,000
Citigroup, Inc.	125,000	5,237,500
Moody’s Corp.	100,000	4,372,000
		13,133,500
Diversified Telecommunication Services—3.9%
Alaska Communications Systems
Group, Inc.	500,000	8,135,000
Chunghwa Telecom Company Ltd.
ADR(b)	275,000	5,280,000
Verizon Communications, Inc.	150,000	6,910,500
		20,325,500
Electric Utilities—3.1%
FPL Group, Inc.	200,000	13,684,000
Korea Electric Power Corp. ADR(b)	120,000	2,670,000
		16,354,000
Electrical Appliances, Television And Radio Sets—0.5%
Samsung Electronics Co., Ltd.
GDR(b)	9,300	2,839,458
Electronic Computers—0.6%
Hitachi, Ltd. ADR(b)	50,000	3,318,000
Electronic Equipment & Instruments—0.3%
Molex, Inc.	50,000	1,428,000
Energy Equipment & Services—2.3%
Schlumberger Ltd.(b)	125,000	12,071,250
Food & Staples Retailing—0.5%
Sysco Corp.	75,000	2,571,750
Food Products—2.0%
Campbell Soup Co.	150,000	5,547,000
Kraft Foods, Inc.	150,000	5,011,500
		10,558,500
Health Care Equipment & Supplies—1.4%
Medtronic, Inc.	30,000	1,423,200
Stryker Corp.	25,000	1,775,000
Thoratec Corp.(a)	220,000	4,393,400
		7,591,600
Household Products—2.8%
Colgate-Palmolive Co.	100,000	7,627,000
Kimberly-Clark Corp.	100,000	7,089,000
		14,716,000
Industrial Conglomerates—4.6%
3M Co.	75,000	6,477,000

The accompanying notes are an integral part of these financial statements.

 Annual Report        17

The Tocqueville Fund
Schedule of Investments as of October 31, 2007

Common Stocks (continued)	Shares	Value
General Electric Co.	432,500	$17,801,700
		24,278,700
Insurance—4.1%
American International Group, Inc.	150,000	9,468,000
Hannover Rueckverscherung AG(b)	60,000	3,167,958
IPC Holdings Ltd.(b)	300,000	8,973,000
		21,608,958
Internet Software & Services—1.2%
Yahoo!, Inc.(a)	200,000	6,220,000
IT Services—2.0%
Automatic Data Processing, Inc.	100,000	4,956,000
Western Union Co.	250,000	5,510,000
		10,466,000
Machinery—1.5%
Albany International Group, Inc.	50,000	1,875,000
Illinois Tool Works, Inc.	100,000	5,726,000
		7,601,000
Media—1.2%
Getty Images, Inc.(a)	90,000	2,542,500
John Wiley & Sons, Inc.	44,000	1,935,120
Lee Enterprises, Inc.	100,000	1,605,000
		6,082,620
Metals & Mining—6.2%
Alcoa, Inc.	200,000	7,918,000
Cleveland-Cliffs, Inc.	100,000	9,565,000
Newmont Mining Corp.	300,000	15,258,000
		32,741,000
Multi-Utilities—0.7%
Veolia Environnement ADR(b)	40,000	3,589,200
National Commercial Banks—0.1%
Hang Seng Bank Ltd. ADR(b)	25,000	507,045
Oil & Gas—4.0%
Murphy Oil Corp.	250,000	18,407,500
Total SA ADR(b)	30,000	2,418,300
		20,825,800
Paper & Forest Products—1.6%
Weyerhaeuser Co.	110,000	8,350,100
Personal Products—0.9%
Avon Products, Inc.	120,000	4,917,600
Pharmaceuticals—5.3%
Bristol-Myers Squibb Co.	250,000	7,497,500
Johnson & Johnson	100,000	6,517,000
Novartis AG ADR(b)	30,000	1,595,100
Pfizer, Inc.	500,000	12,305,000
		27,914,600

Common Stocks (continued)	Shares	Value
Prepackaged Software—0.0%
Bio-key International,
Inc.(a)(c)(e)(f)	47,090	$—
Road & Rail—0.1%
Con-way, Inc.(a)	15,000	639,150
Semiconductor & Semiconductor Equipment—4.8%
Applied Materials, Inc.	500,000	9,710,000
Intel Corp.	500,000	13,450,000
Ultratech, Inc.(a)	167,000	1,935,530
		25,095,530
Software—4.6%
Activision, Inc.(a)	140,000	3,311,000
Electronic Arts, Inc.(a)	40,000	2,444,800
Microsoft Corp.	450,000	16,564,500
NAVTEQ(a)	20,000	1,544,000
		23,864,300
Textiles, Apparel & Luxury Goods—0.7%
LVMH Moet Hennessy Louis
Vuitton SA(b)	30,000	3,862,389
Thrifts & Mortgage Finance—2.0%
Fannie Mae	80,000	4,563,200
MGIC Investment Corp.	300,000	5,808,000
		10,371,200
Water Supply—0.2%
Purecycle Corp.(a)	100,000	838,000
Total Common Stocks
(Cost $394,179,685)		505,018,320
Exchange Traded Fund—2.5%
CurrencyShares Japanese Yen
Trust(a)	150,000	12,991,500
Total Exchange Traded Fund
(Cost $12,324,000)		12,991,500
Warrants—0.0%
Bio-key Warrants, $1.00 strike
price, expires 4/14/09(a)(e)	262,500	—
Raytheon Co. Warrants, $37.50
strike price, expires 6/16/11(a)	1,581	43,478
Total Warrants (Cost $0)		43,478
U.S. Government Agency	Principal
Bonds—0.8%	Amount
Freddie Mac, 3.70%, 8/25/09(d)	$2,000,000	2,000,016
Freddie Mac, 3.90%, 8/27/09(d)	2,000,000	1,998,726
Total U.S. Government Agency
Bonds (Cost $4,037,619)		3,998,742

The accompanying notes are an integral part of these financial statements.

18          October 31, 2007

The Tocqueville Fund
Schedule of Investments as of October 31, 2007

Short-Term Investments—0.0%	Shares	Value
Repurchase Agreement—0.0%
Repurchase Agreement with
U.S. Bank, N.A., 4.50%,
dated 10/31/07, due 11/1/07,
collateralized by a Fannie Mae
15-Year Fixed (Pool # 729590)
valued at $21,863. Repurchase
proceeds of $21,003.
(Cost $21,000)	21,000	$21,000
Total Short-Term Investments
(Cost $21,000)		21,000
Total Investments
(Cost $410,562,304)—99.7%		522,073,040
Other Assets in Excess of Liabilities—0.3%		1,804,805
Total Net Assets—100.0%		$523,877,845

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
(a)	Non-income producing security.
(b)
Foreign issued security. Foreign concentration was as follows: Bermuda 1.7%; China 1.0% Finland 1.1%; France 1.9%; Germany 1.0%; Hong Kong 0.1%; India 0.9%; Japan 2.5%; Mexico 0.7%; Netherlands 3.6%; South Korea 1.1%; Switzerland 0.3%; United Kingdom 0.5%.

(c)	Denotes security is fully or partially restricted as to resale.
The aggregate value of restricted securities at October 31, 2007 was $0 which represented 0.0% of net assets.
(d)	Security is a “step-up” bond where the coupon rate increases or steps up at a predetermined rate. Rate shown reflects the original rate.
(e)	Fair valued security. The aggregate value of fair valued securities at October 31, 2007 was $0 which represents 0.0% of net assets.
(f)	Security is considered illiquid and may be difficult to sell.

The accompanying notes are an integral part of these financial statements.

Annual Report                                19

The Tocqueville Small Cap Value Fund
Schedule of Investments as of October 31, 2007

Common Stocks—98.3%	Shares	Value
Beverages—3.0%
Constellation Brands, Inc.(a)	60,000	$1,507,200
Biotechnology—9.0%
Martek Biosciences Corp.(a)	50,000	1,527,500
Pharmion Corp.(a)	35,000	1,684,200
Sangamo Biosciences, Inc.(a)	65,000	1,234,350
		4,446,050
Chemicals—10.4%
Arch Chemicals, Inc.	39,000	1,779,180
Olin Corp.	70,000	1,594,600
Sensient Technologies Corp.	60,000	1,793,400
		5,167,180
Commercial Services & Supplies—3.8%
FTI Consulting, Inc.(a)	35,000	1,900,500
Communications Equipment—1.7%
Powerwave Technologies, Inc.(a)	150,000	834,000
Computers & Peripherals—5.3%
Presstek, Inc.(a)	200,000	1,456,000
Rimage Corp.(a)	45,000	1,176,300
		2,632,300
Diversified Financial Services—2.8%
CIT Group, Inc.	40,000	1,409,600
Diversified Telecommunication Services—2.5%
Alaska Communications Systems
Group, Inc.	75,000	1,220,250
Electrical Equipment—1.2%
Baldor Electric Co.	15,000	604,800
Electronic Equipment & Instruments—5.7%
Avnet, Inc.(a)	30,000	1,251,600
Veeco Instruments, Inc.(a)	65,000	1,174,550
X-Rite, Inc.(a)	30,000	417,300
		2,843,450
Energy Equipment & Services—8.4%
Cameron International Corp.(a)	15,000	1,460,400
Ion Geophysical Corp.(a)	100,000	1,515,000
Rowan Companies, Inc.	30,000	1,169,400
		4,144,800
Food & Staples Retailing—2.7%
Performance Food Group Co.(a)	50,000	1,349,500
Food Products—2.7%
Del Monte Foods Co.	130,000	1,344,200
Health Care Equipment & Supplies—5.8%
Datascope Corp.	35,000	1,264,550
Wright Medical Group, Inc.(a)	60,000	1,590,000
		2,854,550

Common Stocks (continued)	Shares	Value
Hotels Restaurants & Leisure—2.1%
Cosi, Inc.(a)	295,000	$1,014,800
Internet & Catalog Retail—3.4%
Insight Enterprises, Inc.(a)	60,000	1,658,400
Machinery—2.6%
FreightCar America, Inc.	30,000	1,296,000
Oil & Gas—5.1%
Callon Petroleum Co.(a)	80,000	1,166,400
W & T Offshore, Inc.	50,000	1,341,000
		2,507,400
Pharmaceuticals—6.4%
Perrigo Co.	80,000	1,896,800
Salix Pharmaceuticals, Ltd.(a)	110,000	1,287,000
		3,183,800
Real Estate Investment Trust—3.1%
National Retail Properties, Inc.	60,000	1,521,000
Road & Rail—1.3%
Con-way, Inc.(a)	15,000	639,150
Semiconductor & Semiconductor Equipment—6.4%
Cabot Microelectronics Corp.(a)	35,000	1,388,800
FEI Co.(a)	20,000	580,200
Ultratech, Inc.(a)	102,000	1,182,180
		3,151,180
Trading Companies & Distributors—2.9%
Watsco, Inc.	35,000	1,457,400
Total Common Stocks (Cost $41,987,782)		48,687,510
Short-Term Investments—3.6%
Repurchase Agreement—3.6%
Repurchase Agreement with
U.S. Bank, N.A., 4.50%,
dated 10/31/07, due 11/1/07,
collateralized by a Freddie Mac
15-Year Fixed (Pool # E01424)
valued at $1,853,872. Repurchase
proceeds of $1,817,227.
Total Short-Term Investments
(Cost $1,817,000)	1,817,000	1,817,000
Total Investments
(Cost $43,804,782)—101.9%		50,504,510
Liabilities in Excess of Other Assets—(1.9)%		(961,018)
Total Net Assets—100.0%		$49,543,492

Percentages are stated as a percent of net assets. ADR American Depository Receipt
a) Non-income producing security.

The accompanying notes are an integral part of these financial statements.

20          October 31, 2007

The Tocqueville International Value Fund
Schedule of Investments as of October 31, 2007

Common Stocks—89.4%	Shares	Value
Bermuda—1.3%
Celestial NutriFoods, Ltd.	2,800,000	$2,844,899
Brazil—2.6%
Companhia Vale do Rio Doce ADR	150,000	5,652,000
Canada—0.8%
Uranium One, Inc.(a)	150,000	1,665,696
Cayman Islands—0.1%
China Automation Group, Ltd.(a)	340,000	128,538
Finland—5.7%
Nokia Oyj ADR	210,000	8,341,200
UPM-Kymmene Oyj	186,700	4,178,337
		12,519,537
France—13.2%
Lagardere S.C.A.	50,000	4,225,393
M6 Metropole Television	195,000	5,773,593
Safran SA	245,000	6,214,167
Sanofi-Aventis	80,000	7,015,572
Vivendi SA	125,000	5,627,580
		28,856,305
Germany—2.3%
Siemens AG ADR	37,600	5,127,512
Greece—1.1%
Titan Cement Co., SA	50,000	2,437,894
Indonesia—2.1%
PT Bank Negara Indonesia Tbk	7,500,000	1,640,651
PT Tempo Scan Pacific Tbk	34,380,000	2,985,621
		4,626,272
Israel—2.1%
Makhteshim-Agan Industries, Ltd.	487,000	4,659,332
Italy—4.2%
C.I.R. S.p.A. - Compagnie
Industriali Riunite	656,000	2,722,445
Guala Closures SpA	24,000	169,653
Interpump SpA	197,828	2,253,809
Sogefi SpA	409,500	3,941,664
		9,087,571
Japan—22.6%
Amano Corp.	237,100	2,953,345
Capcom Co., Ltd.	205,000	5,828,458
Fuji Film Holdings Corp.	100,000	4,767,477
Hitachi, Ltd.	983,000	6,654,731
Kyoto Kimono Yuzen Co., Ltd.	3,586	3,086,636
Matsushita Electric Industrial Co.,
Ltd. ADR	240,000	4,596,000
Mitsubishi Tokyo Financial Group,
Inc. ADR(a)	93,000	926,280

Common Stocks (continued)	Shares	Value
Nippon Express Co., Ltd.(a)	415,000	$2,072,032
Omron Corp.	202,000	4,911,455
Secom Co., Ltd.	77,000	3,944,611
Shinsei Bank, Ltd.	856,000	2,745,373
Tecmo Ltd.	463,100	5,876,812
Tomy Company, Ltd.	172,300	1,188,842
		49,552,052
Mexico—3.1%
Cemex S.A. de C.V. ADR	84,983	2,606,429
Fomento Economico Mexicano
S.A.B. de C.V. ADR	117,600	4,187,736
		6,794,165
Netherlands—2.9%
European Aeronautic Defense and
Space Co.	45,000	1,527,921
Unilever NV ADR	150,000	4,869,000
		6,396,921
Norway—0.3%
Marine Harvest(a)	550,000	557,502
Singapore—1.2%
GP Industries	8,389,241	2,725,286
South Korea—3.3%
Samsung Electronics Co., Ltd.	10,000	4,718,552
SK Telecom Co., Ltd. ADR	83,000	2,557,230
		7,275,782
Sweden—1.8%
Saab AB	176,900	4,017,258
Switzerland—1.8%
Kudelski SA	140,000	3,939,917
Taiwan—3.2%
Chunghwa Telecom Co., Ltd. ADR	359,040	6,893,568
Thailand—5.9%
Bangkok Bank Public Co., Ltd.	912,000	3,408,092
BEC World Pcl	7,587,200	5,224,083
TPI Polene Public Company, Ltd.	9,100,000	4,284,243
		12,916,418
United Kingdom—3.1%
Bodycote International	641,250	3,910,061
GlaxoSmithKline Plc ADR	57,100	2,926,375
		6,836,436
United States—4.7%
Freeport-McMoRan Copper &
Gold, Inc.	45,000	5,295,600
Newmont Mining Corp.	100,000	5,086,000
		10,381,600
Total Common Stocks (Cost $145,835,988)		195,892,461

The accompanying notes are an integral part of these financial statements.

Annual Report                                21

The Tocqueville International Value Fund
Schedule of Investments as of October 31, 2007

Exchange Traded Fund—0.4%	Shares	Value
CurrencyShares Japanese Yen
Trust(a)	9,800	$848,778
Total Exchange Traded Fund
(Cost $833,256)		848,778
Warrants—0.1%
BNP Paribas Warrants of Sanyo
Electric	277,300	286,728
Total Warrants (Cost $244,377)		286,728
Short-Term	Principal
Investments—5.5%	Amount
Variable Rate Demand Notes—5.5%
JP Morgan Chase Demand
Deposits, 2.00%	$12,111,084	12,111,084
Total Short-Term Investments
(Cost $12,111,084)		12,111,084
Total Investments
(Cost $159,024,705)—95.4%		209,139,051
Other Assets in Excess of Liabilities—4.6%		10,081,387
Total Net Assets—100.0%		$219,220,438

Percentages are stated as a percent of net assets. ADR American Depository Receipt
(a) Non-income producing security.

The accompanying notes are an integral part of these financial statements.

22          October 31, 2007

The Tocqueville Gold Fund
Schedule of Investments as of October 31, 2007

Common Stocks—83.8%	Shares	Value
Gold & Gold Related—67.9%
Agnico-Eagle Mines Ltd.(b)	402,000	$22,869,780
Alamos Gold, Inc.(a)(b)	2,615,100	20,153,420
Almaden Minerals Ltd.(a)(b)	800,000	2,472,874
Andean Resources(a)(b)	15,536,500	24,093,767
Apollo Gold Corp.(a)(b)	733,000	364,696
Aquiline Resources, Inc.(a)(b)	1,333,333	14,975,560
Aurelian Resources, Inc.(a)(b)	756,000	7,842,905
Aurizon Mines Ltd(a)(b)	600,000	2,566,030
Banro Corp.(a)(b)	631,400	8,555,465
Centamin Egypt Ltd.(a)(b)	7,830,000	10,976,892
Cia de Minas Buenaventura SA
ADR(b)	563,800	32,367,758
Cluff Gold Ltd.(a)(b)	2,450,000	4,559,395
Comaplex Minerals
Corp.(a)(b)(c)(d)	1,918,000	12,486,847
Crystallex International Corp.(a)(b)	2,555,600	8,024,584
Eldorado Gold Corporation
Ltd.(a)(b)	1,726,800	12,046,379
Euro Ressources S.A.(a)(b)(f)	2,900,000	4,788,875
European Goldfields Ltd.(a)(b)	2,578,600	17,524,599
FNX Mining Co, Inc.(a)(b)	300,000	12,115,598
Freeport-McMoRan Copper &
Gold, Inc.	150,000	17,652,000
Fury Explorations Ltd.(a)(b)(f)	1,500,000	1,270,312
Gammon, Inc.(a)(b)	1,042,100	10,810,967
GBS Gold International, Inc.(a)(b)	2,164,300	3,459,581
Gold Eagle Mines Ltd.(a)(b)	200,000	1,672,577
Gold Fields Ltd.(b)	166,249	2,988,838
Gold Fields Ltd. ADR(b)	2,361,500	42,672,305
Goldcorp, Inc.(b)	2,168,050	76,163,597
Golden Star Resources Ltd.(a)(b)	5,589,000	20,167,791
Great Basin Gold Ltd.(a)(b)	1,000,000	3,599,217
Iamgold Corp.(b)	2,367,800	20,755,676
Ivanhoe Mines Ltd.(a)(b)	4,467,000	61,426,274
Lundin Mining Corp.(a)(b)	300,000	4,064,998
Minefinders Corp.(a)(b)	663,000	8,562,536
New Gold, Inc.(a)(b)(f)	1,518,500	9,862,860
Newmont Mining Corp.	513,800	26,131,869
North Arrow Minerals, Inc.(a)(b)	360,000	106,706
NovaGold Resources, Inc.(a)(b)	880,500	16,805,605
Orezone Resources, Inc.(a)(b)	5,563,700	8,422,263
Osisko Exploration Ltd.(a)(b)	3,891,900	26,079,211
Oxiana Ltd.(b)	5,059,400	19,791,813
Polyus Gold ADR(b)	851,616	38,322,720
Radius Gold, Inc.(a)(b)	1,329,544	830,393
Randgold Resources Ltd. ADR(b)	1,663,200	59,775,408
Red Back Mining, Inc.(a)(b)(c)(d)	895,000	7,105,806
Royal Gold, Inc.	447,765	15,824,015
Semafo, Inc.(a)(b)	4,900,000	6,483,883
Shore Gold, Inc.(a)(b)	2,207,800	10,634,087

Common Stocks (continued)	Shares	Value
Sino Gold Ltd.(a)(b)	2,941,500	$20,684,883
SouthernEra Diamonds,
Inc.(a)(b)	225,000	97,655
Strongbow Exploration,
Inc.(a)(b)	1,800,000	1,048,007
Sunridge Gold Corp.(a)(b)	500,000	1,005,663
Troy Resources NL(b)(f)	3,549,520	11,075,203
U.S. Gold Corp.(a)	223,000	1,024,528
Wesdome Gold Mines
Ltd.(a)(b)	627,250	996,004
Witwatersrand Consolidated
Gold Resources, Ltd.(a)(b)	55,000	1,438,185
Yukon-Nevada Gold
Corp.(a)(b)	8,350,000	15,026,730
Zijin Mining Group Co., Ltd.(b)	25,000,000	42,901,842
		835,527,432
Oil, Gas & Consumable Fuels—3.0%
Uranium One, Inc.(a)(b)	3,309,300	36,748,589
Precious Metals & Related—12.9%
Aber Diamond Corp.(b)	100,000	4,393,000
Apex Silver Mines Ltd.(a)(b)	1,111,800	22,791,900
Brilliant Mining Corp.(a)(b)	1,875,000	3,533,055
Cameco Corp.(b)	236,000	11,575,800
Impala Platinum Holdings Ltd.(b)	640,000	24,019,996
Impala Platinum Holdings Ltd.
ADR(b)	450,000	16,790,400
Ivanhoe Nickel & Platinum
Ltd.(a)(b)(c)(d)(e)	458,333	3,666,664
Lonmin PLC(b)	176,404	12,603,168
Mvelaphanda Resources
Ltd.(a)(b)	350,000	2,777,927
Sabina Silver Corp.(a)(b)	900,000	2,143,651
Silver Standard Resources,
Inc.(a)(b)	557,000	23,650,220
Silver Wheaton Corp.(a)(b)	1,687,400	28,562,458
Stornoway Diamond
Corp.(a)(b)	1,950,000	1,713,333
Trade Winds Ventures, Inc.(a)(b)	1,100,000	302,758
		158,524,330
Total Common Stocks
(Cost $569,061,242)		1,030,800,351
Gold Bullion—6.3%	Ounces
Gold Bullion(a)	97,890	77,978,025
Total Gold Bullion
(Cost $44,609,241)		77,978,025
Exchange Traded Fund—1.5%	Shares
iShares Silver Trust(a)	131,000	18,811,600
Total Exchange Traded Fund
(Cost $12,982,561)		18,811,600

The accompanying notes are an integral part of these financial statements.

Annual Report                                23

The Tocqueville Gold Fund
Schedule of Investments as of October 31, 2007

Common Stocks (continued)	Shares	Value
Rights—0.0%
Euro Ressources S.A.(a)(b)	2,900,000	$294,054
Total Rights (Cost $272,829)		294,054
Warrants—0.8%
Gold & Gold Related—0.7%
Govi High Power Exploration
Co.(a)(d)	1,750,000	3,500,000
Great Basin Gold Ltd.(a)(b)	500,000	465,781
Nevsun Resources
Ltd.(a)(b)(d)	202,125	—
NovaGold Resources,
Inc.(a)(b)	75,000	878,103
Osisko Exploration(a)(b)(d)	1,155,000	3,457,114
U.S. Gold Corp.(a)	111,500	180,590
Yukon-Nevada Gold
Corp.(a)(b)(d)	4,175,000	—
		8,481,588
Precious Metals & Related—0.1%
Brilliant Mining(a)(b)(d)	937,500	470,908
PAN American Silver
Corp.(a)(b)	61,536	1,253,976
		1,724,884
Total Warrants
(Cost $3,586,900)		10,206,472
	Principal
Corporate Bond—0.3%	Amount
Gold & Gold Related—0.3%
Crystallex Intl. Corp.
9.375%, 12/30/2011(b)	$ 4,100,000	3,567,000
Total Corporate Bond
(Cost $4,100,000)		3,567,000
Short-Term Investments—3.6%
Repurchase Agreement—3.6%
Repurchase Agreement with
U.S. Bank, N.A., 4.50%,
dated 10/31/07, due 11/1/07,
collateralized by a Freddie
Mac 30-Year Fixed (Series
# 3020) valued at
$45,284,636. Repurchase
proceeds of $43,996,630.
Total Short-Term Investments
(Cost $43,990,000)	43,990,000	43,990,000
Total Investments
(Cost $678,602,773)—96.3%		1,185,647,502
Other Assets in Excess of Liabilities—3.7%		45,827,021
Total Net Assets—100.0%		$1,231,474,523

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
(a)	Non-income producing security.
(b)
Foreign issued security. Foreign concentration was as follows: Australia 6.2%; Canada 48.1%; Cayman Islands 1.9%; China 3.5%; France 0.4%; Peru 2.6%; Russia 3.1%; South Africa 12.5%; United Kingdom 1.4%.

(c)
Denotes security is fully or partially restricted to resale. The aggregate value of restricted securities at October 31, 2007 was $23,259,317 which represented 1.9% of net assets. (d) Fair valued security. The aggregate value of fair valued securities at October 31, 2007 was $30,687,339 which represented 2.5% of net assets.

(e)	Security is considered illiquid and may be difficult to sell.
(f)	Affiliated company.

The accompanying notes are an integral part of these financial statements.

24          October 31, 2007

Percent of Total Investments

The Tocqueville Fund
Allocation of Portfolio Holdings
October 31, 2007

The Tocqueville Small Cap Value Fund
Allocation of Portfolio Holdings
October 31, 2007

Annual Report                                25

Percent of Total Investments

The Tocqueville International Value Fund
Allocation of Portfolio Holdings
October 31, 2007

The Tocqueville Gold Fund
Allocation of Portfolio Holdings
October 31, 2007

26          October 31, 2007

The Tocqueville Trust
Statements of Assets and Liabilities
October 31, 2007

	The	Small Cap	International
	Tocqueville	Value	Value	Gold
	Fund	Fund	Fund	Fund
Assets
Investments, at value (1)
Unaffiliated issuers	$522,073,040	$50,504,510	$209,139,051	$1,158,650,252
Affiliated issuers	—	—	—	26,997,250
Foreign currencies (2)	3,431	—	11,218,076	15,927
Cash	256,576	681	1,116,147	58,624,183
Receivable for investments sold	1,946,435	1,010,862	767,043	4,243,777
Receivable for fund shares sold	1,174,584	2,512	228,785	3,152,830
Dividends, interest and other receivables	353,855	26,500	542,944	329,104
Prepaid assets	39,559	8,751	14,430	83,659
Total Assets	525,847,480	51,553,816	223,026,476	1,252,096,982
Liabilities
Payable for investments purchased	1,147,617	1,935,427	3,097,145	17,813,419
Payable to Adviser	330,772	32,059	185,735	832,136
Payable for fund shares redeemed	232,553	10,891	272,345	1,382,935
Accrued distribution fee	56,875	8,324	39,535	71,822
Accrued expenses and other liabilities	201,818	23,623	211,278	522,147
Total Liabilities	1,969,635	2,010,324	3,806,038	20,622,459
Net Assets	$523,877,845	$49,543,492	$219,220,438	$1,231,474,523
Net assets consist of:
Paid in capital	$383,478,880	$37,919,926	$142,225,589	$583,713,727
Accumulated net investment income (loss)	2,726,523	317,861	1,134,161	(17,401,247)
Accumulated net realized gain	26,159,791	4,605,977	25,545,106	158,099,191
Net unrealized appreciation on
investments and foreign currency related items	111,512,651	6,699,728	50,315,582	507,062,852
Net assets	$523,877,845	$49,543,492	$219,220,438	$1,231,474,523
Shares of beneficial interest outstanding
(unlimited shares of $0.01 par value authorized)	18,110,812	2,874,243	13,301,488	19,133,320
Net asset value and redemption price per share	$28.93	$17.24	$16.48	$64.36
Maximum offering price per share	$28.93	$17.24	$16.48	$64.36
(1) Cost of Investments
Unaffiliated issuers	$410,562,304	$43,804,782	$159,024,705	$655,170,586
Affiliated issuers	$—	$—	$—	$23,432,187
(2) Cost of Foreign Currencies	$1,516	$—	$11,016,841	$(2,196)

The accompanying notes are an integral part of these financial statements.

Annual Report                                27

The Tocqueville Trust
Statements of Operations
For the Year Ended October 31, 2007

	The	Small Cap	International
	Tocqueville	Value	Value	Gold
	Fund	Fund	Fund	Fund
Investment Income:
Dividends*
Unaffiliated issuers	$7,930,907	$915,354	$4,322,537	$4,562,863
Affiliated issuers	—	—	—	213,009
Interest	1,142,581	83,908	402,122	1,164,633
	9,073,488	999,262	4,724,659	5,940,505
Expenses:
Investment Adviser’s fee (see Note 5)	3,512,324	383,670	2,266,427	8,586,928
Distribution fees (see Note 5)	1,170,775	127,890	566,607	2,453,569
Administration fee (see Note 5)	702,466	76,734	339,964	1,472,141
Transfer agent and shareholder services fees	189,737	17,571	88,709	415,776
Professional fees	76,905	13,934	63,813	242,851
Fund accounting fees	53,465	6,992	39,370	114,436
Custody fees	50,734	16,902	161,684	253,840
Registration fees	34,911	23,098	28,698	78,744
Trustee fees and expenses	30,831	1,744	26,697	114,678
Printing and mailing expense	28,539	3,144	5,989	64,138
Insurance expense	12,489	3,018	13,505	47,262
Other expenses	25,231	2,639	10,793	67,036
Total expenses before waiver	5,888,407	677,336	3,612,256	13,911,399
Less: Fees waived (see Note 5)	(34,531)	—	—	—
Net expenses	5,853,876	677,336	3,612,256	13,911,399
Net Investment Income (Loss)	3,219,612	321,926	1,112,403	(7,970,894)
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments
Unaffiliated issuers	40,269,265	4,658,397	25,545,107	162,087,099
Foreign currency translation	(38,370)	—	449,438	(187,435)
	40,230,895	4,658,397	25,994,545	161,899,664
Net change in unrealized appreciation (depreciation) on:
Investments	37,073,532	(1,002,822)	(2,130,937)	110,150,339
Foreign currency translation	1,574,395	—	7,211,365	68,653,556
	38,647,927	(1,002,822)	5,080,428	178,803,895
Net gain on investments and foreign currency	78,878,822	3,655,575	31,074,973	340,703,559
Net Increase in Net Assets Resulting from Operations	$82,098,434	$3,977,501	$32,187,376	$332,732,665
* Net of foreign taxes withheld	$200,451	$—	$583,493	$228,107

The accompanying notes are an integral part of these financial statements.

28          October 31, 2007

[This page intentionally left blank]

The Tocqueville Trust
Statements of Changes in Net Assets

	The Tocqueville Fund
	For the	For the
	Year Ended	Year Ended
	October 31,	October 31,
	2007	2006
Operations:
Net investment income (loss)	$3,219,612	$1,593,038
Net realized gain on investments and foreign currency	40,230,895	26,821,512
Net change in unrealized appreciation/(depreciation)	38,647,927	34,202,302
Net increase in net assets resulting from operations	82,098,434	62,616,852
Dividends and distributions to shareholders:
Net investment income	(454,720)	(2,189,946)
Net realized gains	—	(23,608,046)
Total dividends and distributions	(454,720)	(25,797,992)
Fund share transactions:
Shares sold	116,009,361	115,739,773
Shares issued in merger (see Note 8)	—	65,466,749
Shares issued to holders in reinvestment of dividends	367,309	22,804,475
Shares redeemed*	(66,637,488)	(24,126,165)
Net increase (decrease)	49,739,182	179,884,832
Net increase (decrease) in net assets	131,382,896	216,703,692
Net Assets:
Beginning of year	392,494,949	175,791,257
End of year**	523,877,845	392,494,949
* Net of redemption fees of:	$27,331	$21,410
** Including undistributed net investment income (loss) of:	$2,726,523	$—
Change in shares outstanding:
Shares sold	4,416,384	4,749,006
Shares issued in Merger (see Note 8)	—	3,528,649
Shares issued to holders in reinvestment of dividends	14,404	949,648
Shares redeemed	(2,502,104)	(973,392)
Net increase (decrease)	1,928,684	8,253,911

The accompanying notes are an integral part of these financial statements.

30          October 31, 2007

The Tocqueville Trust
Statements of Changes in Net Assets

Small Cap Value Fund		International Value Fund		Gold Fund
For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
2007	2006	2007	2006	2007	2006

$321,926	$(213,535)	$1,112,403	$3,631,180	$(7,970,894)	$(3,945,571)
4,658,397	7,602,971	25,994,545	30,929,378	161,899,664	84,687,203
(1,002,822)	(2,926,625)	5,080,428	2,713,904	178,803,895	201,528,868
3,977,501	4,462,811	32,187,376	37,274,462	332,732,665	282,270,500

—	—	(3,604,661)	(712,009)	(3,621,877)	—
(6,159,790)	—	(30,743,930)	(25,434,697)	(84,246,717)	(31,702,831)
(6,159,790)	—	(34,348,591)	(26,146,706)	(87,868,594)	(31,702,831)

7,225,777	6,733,616	22,555,387	62,632,662	307,337,813	310,226,522
—	—	—	—	—	—
5,484,786	—	29,649,169	23,518,380	82,687,483	29,792,252
(13,685,825)	(16,071,514)	(56,056,809)	(87,755,792)	(236,669,324)	(295,823,614)
(975,262)	(9,337,898)	(3,852,253)	(1,604,750)	153,355,972	44,195,160
(3,157,551)	(4,875,087)	(6,013,468)	9,523,006	398,220,043	294,762,829

52,701,043	57,576,130	225,233,906	215,710,900	833,254,480	538,491,651
49,543,492	52,701,043	219,220,438	225,233,906	1,231,474,523	833,254,480
$2,650	$49,477	$28,384	$169,335	$515,000	$1,047,617
$317,861	$—	$1,134,161	$3,172,886	$(17,401,247)	$(9,051,680)

419,793	380,420	1,432,275	3,908,734	5,771,159	6,528,800
—	—	—	—	—	—
339,405	—	1,955,750	1,572,084	1,641,276	770,224
(806,145)	(931,299)	(3,553,827)	(5,447,837)	(4,485,886)	(6,256,718)
(46,947)	(550,879)	(165,802)	32,981	2,926,549	1,042,306

The accompanying notes are an integral part of these financial statements.

Annual Report                                31

The Tocqueville Trust
The Tocqueville Fund
 The Tocqueville Small Cap Value Fund
 The Tocqueville International Value Fund
The Tocqueville Gold Fund
Notes to Financial Statement

1.ORGANIZATION
The Tocqueville Trust (the “Trust”) was organized as a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust consists of four separate funds: The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund (individually referred to as the ‘‘Fund’’ and collectively referred to as the ‘‘Funds’’). The objective of The Tocqueville Fund is long-term capital appreciation. The Tocqueville Fund seeks to achieve its investment objective by investing primarily in securities of United States issuers. The objective of The Tocqueville Small Cap Value Fund is long-term capital appreciation. The Tocqueville Small Cap Value Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of companies located in the United States that have market values of less than $3 billion. The objective of The Tocqueville International Value Fund is long-term capital appreciation consistent with preservation of capital. The Tocqueville International Value Fund seeks to achieve its investment objective by investing primarily in non-U.S. companies. The objective of The Tocqueville Gold Fund is to provide long-term capital appreciation. The Tocqueville Gold Fund seeks to achieve its investment objective by investing 80% of its net assets, plus borrowings for investment purposes, in gold and securities of companies located throughout the world that are engaged in mining or processing gold. The following is a summary of significant accounting principles followed by the Trust in the preparation of its financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES
a) Security valuation
Investments in securities, including foreign securities, traded on an exchange or quoted on the over-the-counter market are valued at the last sale price or, if no sale occurred during the day, at the mean between closing bid and asked prices, as last reported by a pricing service approved by the Trustees. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) National Market are generally valued at the NASDAQ Official Closing Price (“NOCP”). Investments in gold and silver are valued on the basis of the respective closing spot prices of the New York Commodity Exchange. Investments in other precious metals are valued at their respective market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations. When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures approved by the Trustees. Short-term securities maturing within 60 days are valued on an amortized cost basis. Fixed income securities with maturities greater than 60 days are valued at market price.

Trading in securities on European and Far Eastern securities exchanges normally is completed before the calculation of the Funds’ net asset value. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the New York Stock Exchange (“NYSE”), or may take place on days on which there is no regular trading on the NYSE. Similarly, the Funds may hold securities traded on domestic markets where the market may close early on a given day prior to calculation of the Funds’ net asset value. Events affecting the value of such securities held by the Funds that occur between the close of trading in the security and the close of trading on the NYSE normally will not be reflected in the Funds’ calculation of the net asset value. Significant events will be closely monitored, and where it is determined that an adjustment should be made to the security’s value because significant interim events may materially affect the value of the security, the security will be priced at its fair value in accordance with the procedures approved by the Trustees.

Investment and shareholder transactions are recorded on trade date. Dividend income is recognized on the ex-dividend date and Interest income is recognized on an accrual basis.

32          October 31, 2007

b) Restricted and Illiquid Securities
The Tocqueville Fund and The Tocqueville Gold Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

c) Accounting pronouncements
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required as of the date of the last Net Asset Value (“NAV”) calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

d) Foreign currency translation
Investments and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange, in accordance with the Trust’s Portfolio Securities Valuation and Foreign Exchange Contracts Procedures. The Tocqueville Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund, are engaged in transactions in securities denominated in foreign currencies and, as a result, enter into foreign exchange contracts. These Funds are exposed to additional market risk as a result of changes in the value of the underlying currency in relation to the U.S. dollar. Risks include potential inability of counterparties to meet the terms of their contracts. The value of foreign currency contracts are marked-to-market on a daily basis, which reflects the changes in the market value of the contract at the close of each day’s trading, resulting in daily unrealized gains and/or losses. When the contracts are closed, the Funds recognize a realized gain or loss.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends,

Annual Report                                33

 interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

e) Written option accounting
The Tocqueville International Value Fund and The Tocqueville Gold Fund may write (sell) covered call options to hedge portfolio investments. When the Funds write (sell) an option, an amount equal to the premium received by the Funds are included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Funds may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the last sales price reported on the date of obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

f) Distributions to Shareholders
Dividends to shareholders are recorded on ex-dividend date. Dividends from net investment income are declared and paid annually by the Funds. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent differences between financial reporting and tax are reclassified to capital stock.

g) Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.FEDERAL INCOME TAX
Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2007, the following table shows the reclassifications made:

	Undistributed	Accumulated Net
	Net Investment	Realized
	Income/(Loss)	Gain/(Loss)
The Tocqueville Fund	(38,370)	38,370
Small Cap Value Fund	(4,065)	4,065
International Value Fund	453,534	(453,534)
Gold Fund	3,243,204	(3,243,204)

34          October 31, 2007

The permanent differences primarily relate to net operating losses and capital loss carryover due to expiration.

As of October 31, 2007, the components of accumulated earnings (losses) for income tax purposes were as follows:

		Small Cap	International
	Tocqueville	Value	Value	Gold
	Fund	Fund	Fund	Fund
Tax cost of Investments	410,822,045	43,908,664	170,041,546	704,722,095
Unrealized Appreciation	120,710,195	9,269,936	52,793,661	529,280,047
Unrealized Depreciation	(9,455,769)	(2,674,091)	(2,478,079)	(48,338,713)
Net unrealized appreciation (depreciation)	111,254,426	6,595,845	50,315,582	480,941,334
Undistributed OI	6,744,654	353,986	1,134,161	12,363,898
Undistributed LTG	32,495,852	4,673,734	25,545,107	154,455,564
Distributable earnings	39,240,506	5,027,720	26,679,268	166,819,462
Other accumulated gain/(loss)	(10,095,968)	—	—	—
Total accumulated gain/(loss)	140,398,964	11,623,565	76,994,850	647,760,796

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to capital loss carry overs and partnership adjustments.

The tax character of distributions paid during the years ended October 31, 2007 and 2006 was as follows:

	October 31, 2007
		Long-term
	Ordinary	Capital
	Income	Gain	Total
The Tocqueville Fund	454,720	—	454,720
Small Cap Value Fund	—	6,159,790	6,159,790
International Value Fund	4,604,764	29,743,827	34,348,591
Gold Fund	22,329,899	65,538,695	87,868,594

	October 31, 2006
		Long-term
	Ordinary	Capital
	Income	Gain	Total
The Tocqueville Fund	$2,189,946	$23,608,046	$25,797,992
International Value Fund	712,009	25,434,697	26,146,706
Gold Fund	—	31,702,831	31,702,831

The Funds designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax years ended October 31, 2007 and 2006.

Annual Report                                35

At October 31, 2007, certain funds had tax basis capital losses which may be carried over to offset future capital gains as shown below.

The
Tocqueville
Fund
Capital losses expiring in:
2010	$8,499,900
2009	1,596,068
$10,095,968

During the year ended October 31, 2007, The Tocqueville Fund utilized 3,631,334 of capital loss carryforwards.

4.FINANCIAL INSTRUMENTS
The Funds may trade financial instruments with off-balance sheet risk in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. The financial instruments include written options, forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2007, the Funds did not hold any financial instruments with off-balance sheet risk.

5.INVESTMENT ADVISORY AND OTHER AGREEMENTS
Tocqueville Asset Management L.P. (“Tocqueville”) is the investment adviser (the “Adviser”) to the Trust under Investment Advisory Agreements approved by shareholders. For its services, Tocqueville receives fees from The Tocqueville Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $1 billion of the average daily net assets of the Fund, and 0.65% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Small Cap Value Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $500 million of the average daily net assets of the Fund, and 0.65% of the average daily net assets in excess of $500 million. Tocqueville receives fees from the Tocqueville International Value Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $1 billion of the average daily net assets of the Fund, and 0.75% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Gold Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $500 million of the average daily net assets of the Fund, 0.75% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.65% of the average daily net assets in excess of $1 billion.

With respect to The Tocqueville Fund, effective October 31, 2007, the Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses in order to ensure that The Tocqueville Fund’s total annual operating expenses do not exceed 1.25% of its average daily net assets. The Expense Limitation Agreement will remain in effect until October 31, 2008.

Pursuant to an Administrative Services Agreement, each Fund pays to the Adviser a fee computed and paid monthly at an annual rate of 0.15% of the average daily net assets of the Fund. For the year ended October 31, 2007, the Adviser

36          October 31, 2007

has made payments of $142,403, $15,583, $69,053 and $298,421 to U.S. Bancorp Fund Services, LLC for services provided under a Sub-Administration agreement for The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund, respectively.

Lepercq, de Neuflize/Tocqueville Securities, L.P. (the “Distributor”), an affiliate of Tocqueville, acts as distributor for shares of the Trust. Each Fund adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act. Pursuant to the plans, each Fund pays to the Distributor distribution and service fees of 0.25% per annum of its average daily net assets.

Commissions earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund for the year ended October 31, 2007, were $266,879, $171,356, $80,016 and $571,625, respectively.

During the year ended October 31, 2004, The Tocqueville Gold Fund received a reimbursement from Tocqueville related to certain losses incurred as a result of a pricing error. The amount of the loss and corresponding reimbursement was $60,626 or $0.004 per share based on average shares outstanding during the year ended October 31, 2004.

6.FUND SHARE TRANSACTIONS
The Funds currently offer only one class of shares of beneficial interest. A redemption fee of 2.00% is imposed on redemptions of shares held 120 days or less. This fee is retained by each Fund and is credited to paid in capital. Redemptions to which the fee applies include redemptions of shares resulting from an exchange made pursuant to the Exchange Privilege, as defined in the Trust’s Prospectus dated February 28, 2007. For a more detailed description of when the redemption fee does not apply, please see the Trust’s Prospectus. The Trust may waive the redemption fee when the Adviser determines that the imposition of the redemption fee is not necessary to protect a Fund from the effects of redemptions by investors who use the Fund as a short-term trading vehicle.

7.INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term instruments) for the year ended October 31, 2007 are summarized below.

	The
	Tocqueville	Small Cap	International	Gold
	Fund	Value Fund	Value Fund	Fund
Purchases:	$246,712,160	$43,831,399	$98,719,147	$247,668,323

Sales:	$173,057,465	$50,385,056	$130,391,619	$276,942,488

8.MERGER INFORMATION
Effective October 31, 2006, The Tocqueville Fund acquired, through a non-taxable merger, substantially all of the net assets of The Tocqueville Genesis Fund, a series of the Tocqueville Trust. The Tocqueville Fund issued 628,166 shares (valued at $15,236,046) for the 1,528,711 shares outstanding of The Tocqueville Genesis Fund. The net assets of the Tocqueville Genesis Fund, $15,236,046, included net unrealized appreciation on investment of $1,464,099.

Annual Report                                37

Effective October 31, 2006, The Tocqueville Fund acquired, through a non-taxable merger, substantially all of the net assets of The Tocqueville Alexis Fund, a single series. The Tocqueville Fund issued 2,900,483 shares (valued at $70,350,642) for the 5,366,305 shares outstanding of The Tocqueville Alexis Fund. The net assets of the Tocqueville Alexis Fund, $70,350,642, included net unrealized appreciation on investment of $18,655,613.

9.TRANSACTIONS WITH AFFILIATES
The following issuers are affiliated with the Funds; that is, the Fund held 5% or more of the outstanding voting securities during the period from November 1, 2006 through October 31, 2007. As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issues are:

The Tocqueville Gold Fund
	Share Balance			Share Balance	Dividend	Value
Issuer Name	At Nov. 1, 2006	Additions	Reductions	At October 31, 2007	Income	At October 31, 2007
Troy Resources NL	1,463,000	2,086,520	—	3,549,520	$213,009	$11,075,203
Fury Explorations Ltd.	1,500,000	—	—	1,500,000	—	1,270,312
Euro Ressources S.A.	—	2,900,000	—	2,900,000	—	4,788,875
New Gold, Inc.	516,500	1,002,000	—	1,518,500	—	9,862,860
					$213,009

38          October 31, 2007

The Tocqueville Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Tocqueville Trust:

We have audited the accompanying statements of assets and liabilities of The Tocqueville Trust (the “Trust”), including The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund) (collectively, the “Funds”), including the schedules of investments, as of October 31, 2007, and the related statements of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended October 31, 2005 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated December 23, 2005.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Trust is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007 by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of The Tocqueville Trust as of October 31, 2007, the results of their operations for the year then ended and changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP

Chicago, Illinois
December 27, 2007

Annual Report                                39

ADDITIONAL INFORMATION (UNAUDITED)

1.ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS

Independent Trustees

# of
Portfolios
		Term of		in Fund
	Position(s)	Office and		Complex
	Held with	Length of	Principal Occupation	Overseen	Other Directorships
Name, Age and Address	the Trust	Time Served (1)	During Past Five Years	By Trustee	Held by Trustee

Larry M. Senderhauf (58)	Trustee	Indefinite Term,	Retired. Administrator and	4	Advisory Board
40 W. 57th St., 19th Floor		8 Years Served	Trustee, LMS 33 Profit and		Member, Legacy
New York, NY 10019			Pension Sharing Fund from		Bank, Scottsdale,
			1983 to present.		Arizona

Guy A. Main (71)	Trustee	Indefinite Term,	Retired. Formerly, Executive	4	Director, Amwest
40 W. 57th St., 19th Floor		6 Years Served	Vice President, Amwest		Insurance Group,
New York, NY 10019			Insurance Group, Inc. from		Inc. from April 1996
			April 1996 to January 2001;		to January 2001;
			Chairman, President and Chief		Chairman,
			Executive Officer, Condor		Association of
			Services Inc. from April 1989		California Insurance
			to April 1996.		Companies from
January 1996 to
January 1998;
Director, Condor
Services Inc. from
April 1989 to
April 1996.

Charles W. Caulkins (51)	Trustee	Indefinite Term,	Founder and President, Arbor	4	Director, Phoenix
40 W. 57th St., 19th Floor		4 Years Served	Marketing, Inc. from October		House from January
New York, NY 10019			1994 to present.		2001 to 2007;
Director, Bridges to
Community from
July 2002 to 2006.

James W. Gerard (46)	Trustee	Indefinite Term,	Principal, Juniper Capital	4	Director, American
40 W. 57th St., 19th Floor		5 Years Served	Group, LLC (formerly known		Overseas Memorial
New York, NY 10019			as Argus Advisors		Day Association,
			International, LLC), from		1988 to present;
			August 2003 to present;		Director and
			Managing Director, The Chart		Treasurer ASPCA,
			Group from January 2001 to		1988 to present;
			present; Managing Principal,		Trustee, Salisbury
			Ironbound Partners from		School, 2005 to
			October 1998 to December		present.
2000.

40          October 31, 2007

Independent Trustees

# of
Portfolios
		Term of		in Fund
	Position(s)	Office and		Complex
	Held with	Length of	Principal Occupation	Overseen	Other Directorships
Name, Age and Address	the Trust	Time Served (1)	During Past Five Years	By Trustee	Held by Trustee

William F. Indoe (64)	Trustee	Indefinite Term,	Partner, Sullivan & Cromwell	4	None
40 W. 57th St., 19th Floor		Since December	LLP (attorneys-at-law).
New York, NY 10019		2006

William J. Nolan III (60)	Trustee	Indefinite Term,	Retired, Executive Vice	4	Trustee, Adirondock
40 W. 57th St., 19th Floor		Since December	President & Treasurer		Museum, Blue Mt.
New York, NY 10019		2006	PaineWebber Inc. 1997-2001.		Lake, NY 1996 to
2007 (Treasurer,
2000 to 2007).

Interested Trustees (and Officers)*

# of
Portfolios
		Term of		in Fund
	Position(s)	Office and		Complex
	Held with	Length of	Principal Occupation	Overseen	Other Directorships
Name, Age and Address	the Trust	Time Served (1)	During Past Five Years	By Trustee	Held by Trustee

Francois D. Sicart (64)	Chairman,	Indefinite Term,	Chairman, Tocqueville	4	Chairman and
40 W. 57th St., 19th Floor	Principal	20 Years Served	Management Corporation, the		Director,
New York, NY 10019	Executive		General Partner of Tocqueville		Tocqueville
	Officer and		Asset Management L.P. and		Management
	Trustee		Lepercq, de Neuflize/		Corporation, the
			Tocqueville Securities, L.P.		General Partner of
			from January 1990 to present;		Tocqueville Asset
			Chairman and Founder,		Management L.P.
			Tocqueville Asset		and Lepercq, de
			Management Corp. from		Neuflize/
			December 1985 to January		Tocqueville
			1990; Vice Chairman of		Securities, L.P. from
			Tucker Anthony Management		January 1990 to
			Corporation from 1981 to		present.
October 1986; Vice President
(formerly general partner)
among other positions with
Tucker Anthony, Inc. from
1969 to January 1990.

Annual Report                                41

Interested Trustees (and Officers)*

# of
Portfolios
		Term of		in Fund
	Position(s)	Office and		Complex
	Held with	Length of	Principal Occupation	Overseen	Other Directorships
Name, Age and Address	the Trust	Time Served (1)	During Past Five Years	By Trustee	Held by Trustee

Robert W. Kleinschmidt (58)	President,	Indefinite Term,	President, Chief Investment	4	President and
40 W. 57th St., 19th Floor	Principal	15 Years Served	Officer and Director,		Director,
New York, NY 10019	Operating		Tocqueville Management		Tocqueville
	Officer,		Corporation, the General		Management
	Principal		Partner of Tocqueville Asset		Corporation, the
	Financial		Management L.P. and		General Partner of
	Officer, and		Lepercq, de Neuflize/		Tocqueville Asset
	Trustee		Tocqueville Securities, L.P.		Management L.P.
			from January 1994 to present;		and Lepercq, de
			and Managing Director from		Neuflize/Tocqueville
			July 1991 to January 1994;		Securities, L.P.
Partner, David J. Greene & Co.
from May 1978 to July 1991.

Steve Tyrrell (35)	Secretary,	Indefinite Term,	Director of Operations,	N/A	N/A
40 W. 57th St., 19th Floor	Treasurer	Since 2006	Tocqueville Asset
New York, NY 10019			Management L.P. from 2004
to present; Assistant Director
of Operations, 2002-2004;
Assistant Operations Manager,
Lepercq, de Neuflize & Co.,
Inc. 1998-2002

Andrea Yermack (54)	Anti	Indefinite Term,	Director of Compliance (April	N/A	N/A
40 W. 57th St., 19th Floor	Money	Since 2006	2006-present), Lepercq, de
New York, NY 10019	Laundering		Neuflize/Tocqueville
	Compliance		Securities and Tocqueville
	Officer		Asset Management L.P.; Vice
President/Deputy Director of
Compliance (June 1999-April
2006), Instinet Group, LLC

*  “Interested person” of the Trust is defined in the 1940 Act. Mr. Sicart and Mr. Kleinschmidt are considered “interested persons” because of their affiliation with the Adviser.

42          October 31, 2007

Interested Trustees (and Officers)*

# of
Portfolios
		Term of		in Fund
	Position(s)	Office and		Complex
	Held with	Length of	Principal Occupation	Overseen	Other Directorships
Name, Age and Address	the Trust	Time Served (1)	During Past Five Years	By Trustee	Held by Trustee

Thomas Pandick (60)	Chief	Indefinite Term,	Chief Compliance Officer	N/A	N/A
40 W. 57th St., 19th Floor	Compliance	Since 2004	(October 2004-present),
New York, NY 10019	Officer		Tocqueville Asset
Management L.P.; General
Counsel (January-October
2004), Tocqueville Asset
Management L.P.; Vice
President, Kirkbride Asset
Management, Inc. (2000-2004)

1
Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of   shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s By-Laws, as amended, and Agreement and Declaration of Trust, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

Annual Report                                43

2.INVESTMENT ADVISORY AGREEMENT DISCLOSURE
In determining whether to approve the continuance of the Investment Advisory Agreements on behalf of the Funds, the Trustees, including the disinterested Trustees, considered the following information:

1) The nature, extent and quality of services provided by the Adviser.
The Trustees reviewed in detail the nature and extent of the services provided by the Adviser under the terms of the Funds’ Investment Advisory Agreements and the quality of those services over the past year. The Trustees noted that the services include: managing the investment and reinvestment of the Funds’ assets; supervising and managing all aspects of the Funds’ operations; and providing the Board on a regular basis with financial reports and analyses on the Funds’ operations and the operations of comparable investment companies. The Trustees evaluated these factors based on their direct experience with the Adviser and in consultation with Trust counsel. The Trustees concluded that the nature and extent of the services provided under the Investment Advisory Agreements were reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Adviser had not diminished over the past year and that the quality of services continues to be high. The Trustees reviewed the personnel responsible for providing advisory services to the Funds and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality portfolio managers and other personnel; (ii) the Adviser exhibited a high level of diligence and attention to detail in carrying out its advisory responsibilities under the Investment Advisory Agreements; (iii) the Adviser was responsive to requests of the Trustees; and (iv) the Adviser had kept the Trustees apprised of developments relating to the Funds and the industry in general. The Trustees also focused on the Adviser’s reputation and long-standing relationship with the Trust.

In connection with its assessment of the performance of the Adviser, the Trustees considered the Adviser’s financial condition and whether it has the resources necessary to continue to carry out its obligations under the Investment Advisory Agreements. The Trustees concluded that the Adviser has the financial resources necessary to continue to perform its obligations under the Investment Advisory Agreements and to continue to provide the high quality services that it has provided to the Funds to date.

2) The performance of the Funds and the Adviser.
The Trustees reviewed the investment performance of the Funds, both on an absolute basis and as compared to a peer group for each respective Fund for the one-year, three-year, five-year and ten-year periods, as applicable, ended July 31, 2007. The peer groups were comprised of other funds that had similar investment objectives and sales load structures, as determined by Lipper: The Lipper Multi-Cap Value Funds peer group, with average net assets between $400 million and $600 million, for The Tocqueville Fund; the Lipper Small-Cap Core Funds peer group, with average net assets between $45 million and $55 million, for The Tocqueville Small Cap Value Fund; The Lipper International Small/Mid Cap Value Funds peer group, with no discretion to average net assets, for The Tocqueville International Value Fund; and The Lipper Gold Oriented Funds peer group, with average net assets between $700 million and $1,400 million, for The Tocqueville Gold Fund (the “Peer Groups”).

The Trustees also compared each Fund’s investment performance against its benchmark market indices: the S&P 500 Index for The Tocqueville Fund; The Russell 2000 Index for The Tocqueville Small Cap Value Fund; the Morgan Stanley EAFE Index for The Tocqueville International Value Fund; and the S&P 500 Index and the Philadelphia Stock Exchange Gold/Silver Index for The Tocqueville Gold Fund (the “Indices”) for the most recent fiscal quarter ended July 31, 2007,

44          October 31, 2007

 and for the one-year, three-year, five-year and ten-year periods ended July 31, 2007. The Trustees considered the above information as helpful in their assessment of whether the Adviser was obtaining for the Funds’ shareholders the performance that was available in the marketplace given each Fund’s investment objectives, policies, strategies, limitations and restrictions. The Board concluded that the performance of the Funds against their respective Peer Groups was satisfactory. In particular, the Board noted that The Tocqueville Fund had performed well as compared to its Index for all periods and outperformed the median of its Peer Group for all periods. The Board noted that with respect to The Tocqueville Small Cap Value Fund that despite underperforming its Index and the median of its Peer Group for most periods, the Fund had outperformed both its Index and the median of its Peer Group for its ten-year period. The Board further noted that The Tocqueville International Value Fund, despite showing strong returns, still lagged behind its Index and median of its Peer Group for all periods. The Board lastly noted that The Tocqueville Gold Fund outperformed its Index for all periods and generally was in line with the median of its Peer Group.

3) The cost of the advisory services and the profits to the Adviser from the relationship with the Trust.

In connection with the Trustee’s consideration of the level of the advisory fees, the Trustees considered a number of factors. The Trustees compared the level of the advisory fees for each Fund against the advisory fees charged by funds in their respective Peer Groups. The Adviser noted that it does not advise or sub-advise other funds with an investment policy similar to the Funds’ or other types of accounts, such as institutional and pension accounts, with similar investment policies to the Funds’. The Trustees considered comparative total fund expenses of the Funds and the Peer Groups. The Trustees used this comparative fee information and total expense data as a guide to help assess the reasonableness of each Fund’s advisory fee, although they acknowledged that it was difficult to make precise comparisons with other funds since the exact nature of services provided under each Peer Group fund agreement is often not apparent. The Trustees also viewed the Peer Group fee information as a whole as useful in assessing whether the Adviser was providing services at a cost that was competitive with other, similar funds.

The Board noted that the contract rate advisory fee for each of the Funds was reasonable, but above average for The Tocqueville Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund, when compared to their respective Peer Groups. The Board further observed that the total expense ratios of the Funds were also reasonable. The Board noted that the total expense ratio for The Tocqueville Fund and The Tocqueville International Value Fund were above average, when compared to their respective Peer Groups; and that the total expense ratio for The Tocqueville Small Cap Value Fund and The Tocqueville Gold Fund were below average, when compared to their respective Peer Groups. The Board noted that The Tocqueville Fund operates pursuant to an Expense Limitation Agreement whereby the Adviser has agreed to waive a portion of its fee necessary to limit the Fund’s total operating expenses to the level set forth in the Fund’s prospectus. In assessing this information, the Trustees considered both the comparative contract rate advisory fee as well as the level of advisory fee after waivers and/or reimbursement.

The Trustees also considered the profitability to the Adviser and its affiliate arising out of its relationship with the Trust. In this regard, the Trustees reviewed profitability data relating to the Adviser for the year October 31, 2006. The Trustees considered revenues received by the Adviser under the Investment Advisory Agreements and the Administration Agreement as well as revenues received by the Adviser’s affiliate under the 12b-1 plans and Related Agreements. The Trustees also received a handout disclosing the Adviser’s financial statements and the Adviser provided an oral update on its profitability numbers since October 31, 2006. The Trustees concluded that the profitability of the Funds to the Adviser was not excessive.

Annual Report                                45

4) The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

With respect to the Trustees’ consideration of economies of scale, the Trustees discussed with the Adviser whether economies of scale would be realized by it in its management of the Fund at higher asset levels. The Trustees also reviewed the Peer Group data to assess whether the Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Trustees noted that the Funds currently have advisory fee breakpoints and that they were satisfied that the current breakpoints were appropriate when compared with each Fund’s respective Peer Group. In the event there were significant asset growth in the future, the Trustee’s determined to reassess whether the advisory fees, including the current breakpoint structure, appropriately took into account any economies of scale that had been realized as a result of that growth.

5) Other Factors.

The Board also discussed the Adviser’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds and the brokers’ and dealers’ provision of brokerage and research services to the Adviser. The Trustees further discussed the potential benefits the Adviser derived from the Funds’ soft dollar arrangements, whereby brokers provide research to the Funds or the Adviser in return for allocating fund brokerage, and other investment data concerning soft dollars.

Based on a consideration of all these factors in their totality, the Trustees, including all of the disinterested Trustees, determined that the Funds’ advisory fees were fair and reasonable with respect to the quality of services that the Adviser provides and in light of the other factors described above that the Trustees deemed relevant. The Trustees based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

3.PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that The Tocqueville Trust uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-355-7307. Information regarding how The Tocqueville Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling 1-800-355-7307 and it is also available on the SEC’s web site at http://www.sec.gov.

4.SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Tocqueville Trust is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q for fiscal quarters ending on or after July 9, 2004. Once filed, the Trust’s Form N-Q will be available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-800-697-3863. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfosec.gov. Quarterly portfolio holdings are also available on the website of The Tocqueville Funds, www.tocquevillefunds.com.

46          October 31, 2007

5.SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

The Funds designate the following percentages of ordinary dividends declared during the fiscal year ended October 31, 2007 as dividends qualifying for the dividends received deduction available to corporate shareholders:

The Tocqueville Fund	88.41%

International Value Fund	9.66%

The Funds designate the following percentages of ordinary dividends declared from net investment income during the fiscal year ended October 31, 2007 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

The Tocqueville Fund	100.00%

International Value Fund	100.00%

Gold Fund	24.10%

For the year ended October 31, 2007, the funds designate the following percent of ordinary distributions paid as interest-related dividends under the Internal Revenue Code Section 871(k)(1)(c): The Tocqueville Fund—14.72%, International Value Fund—5.71%.

For the fiscal year ended October 31, 2007, the following percentages of its ordinary income distributions paid are designated as short-term capital gain distributions under the Internal Revenue Code Section 871(k)(2)(c): International Value Fund—21.81%, Gold Fund—83.78%.

Annual Report                                47

6.FOREIGN TAX CREDIT
For the year ended October 31, 2007, the Tocqueville International Value Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	Gross Dividend	Taxes Withheld
Country	Per Share	Per Share
Brazil	0.0025	0.0006
Britain	0.0245	0.0000
Canada	0.0036	0.0006
China	0.0266	0.0058
Finland	0.0297	0.0061
France	0.0564	0.0085
Germany	0.0018	0.0003
Greece	0.0038	0.0000
Hong Kong	0.0008	0.0000
Indonesia	0.0074	0.0011
Italy	0.0141	0.0021
Japan	0.0553	0.0040
Malaysia	0.0104	0.0029
Mexico	0.0105	0.0000
Netherlands	0.0227	0.0042
Singapore	0.0159	0.0000
South Korea	0.0154	0.0026
Switzerland	0.0225	0.0034
Taiwan	0.0157	0.0000
Thailand	0.0184	0.0018
	0.3580	0.0439

For the fiscal year ended October 31, 2007, the Tocqueville Gold Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	Gross Dividend	Taxes Withheld
Country	Per Share	Per Share
Australia	0.0307	0.0000
Canada	0.0409	0.0065
Great Britain	0.0050	0.0000
Hong Kong	0.0183	0.0000
Peru	0.0189	0.0008
Russia	0.0056	0.0014
South Africa	0.1201	0.0020
	0.2395	0.0107

48          October 31, 2007

Investment Adviser
Tocqueville Asset Management L.P.
40 W. 57th St., 19th Floor
New York, NY 10019
(212) 698-0800
 www.tocqueville.com

Distributor
Lepercq, de Neuflize/Tocqueville Securities, L.P.
40 W. 57th St., 19th Floor
New York, NY 10019
(212) 698-0800

Shareholders’ Servicing and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 697-3863

Custodian
U.S. Bank, N.A.
Custody Operations
1555 River Center Drive, Suite 302
Milwaukee, WI 53212

Board of Trustees
Franc¸ois D. Sicart—Chairman
Charles W. Caulkins
James W. Gerard
William F. Indoe
Robert W. Kleinschmidt
Guy A. Main
William J. Nolan III
Larry M. Senderhauf

Tocqueville Funds
c/o US Bancorp Fund Services, LLC
 P.O. Box 701
Milwaukee, WI 53201-0701

www.tocquevillefunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there are three audit committee financial experts serving on its audit committee, James Gerard, Guy Main and Larry Senderhauf, who are “independent” as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	FYE 10/31/07	FYE 10/31/06
4(a) Audit Fees	$85,000	$80,000
4(b) Audit Related Fees	$0	$0
4(c) Tax Fees	$11,200	$12,600
4(d) All Other Fees	$0	$0

“Tax Services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

4(e)(1) The registrant's audit committee is required to pre-approve (i) all audit and non-audit services performed by the independent registered public accounting firm ("accountants") for the registrant and (ii) any non-audit services performed by the accountants for the registrant's investment adviser and control persons of the adviser that provide ongoing services to the registrant ("Service Affiliates") if the services relate directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee.  Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant's audit committee charter.

4(e)(2) None.

4(f) Not applicable.

4(g) The amount of non-audit fees that were billed by the registrant's accountant for services rendered to (i) the registrant, and (ii) the registrant's investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended October 31, 2007 were $0 and $0, respectively. The amount of non-audit fees that were billed by the registrant's accountant for services rendered to (i) the registrant, and (ii) the registrant's investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended October 31, 2006 were $0 and $0, respectively.

 4(h) The registrant's audit committee has considered whether its principal accountant's provision of non-audit services that were rendered to the registrant's investment adviser, and any control persons of the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item 10.

Item 11. Controls and Procedures.

(a)
The registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the design and operation of the registrant's disclosure controls and procedures within 90 days of the filing and have concluded that the registrant’s disclosure controls and procedures were effective in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported on a timely basis.

(b)
There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Not applicable to open-end investment companies.

(b)	Certifications of Principal Executive Officer and Principal Financial Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 and 18 U.S.C. § 1350. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Tocqueville Trust

By (Signature and Title)* /s/ Robert W. Kleinschmidt
Robert W. Kleinschmidt, President

Date   1/7/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*/s/ Robert W. Kleinschmidt
Robert W. Kleinschmidt, President

Date   1/7/08

By (Signature and Title)* /s/ Steven J. Tyrrell
Steven J. Tyrrell, Treasurer

Date   1/7/08

* Print the name and title of each signing officer under his or her signature.